                                                                   EXHIBIT 10.20

================================================================================






                            STOCKHOLDERS AGREEMENT


                                     among


                                TRADE*PLUS, INC.

                                      and

                       GENERAL ATLANTIC PARTNERS II, L.P.

                                      and

                        GAP COINVESTMENT PARTNERS, L.P.

                                      and

                         THE STOCKHOLDERS NAMED HEREIN



                        ________________________________

                            Dated:September 28, 1995
                        ________________________________






================================================================================

                             STOCKHOLDERS AGREEMENT
                             ----------------------

          STOCKHOLDERS AGREEMENT, dated September 28, 1995 (this "AGREEMENT"),
                                                                  ---------
among TRADE*PLUS, INC., a California corporation (the "COMPANY"), General
                                                       -------
Atlantic Partners II, L.P., a Delaware limited partnership ("GAP LP"), GAP
                                                             ------
Coinvestment Partners, a New York limited partnership ("GAP COINVESTMENT"), and
                                                        ----------------
the stockholders listed on Schedule 1 hereto (the "MAJOR STOCKHOLDERS").
                           ----------              ------------------

          WHEREAS, the Major Stockholders own on the date hereof the number of shares of Common Stock, par value $.10 per share, of the Company (the "COMMON
                                                                       ------
STOCK") set forth opposite their names on Schedule 1;
- -----

          WHEREAS, on the date hereof, the Company, GAP LP and GAP Coinvestment are entering into the Stock Purchase Agreement, dated the date hereof (the

"STOCK PURCHASE AGREEMENT"), pursuant to which the Company, among other things,
- -------------------------
is selling to the General Atlantic Stockholders (as hereinafter defined) an aggregate of 100,000 shares of Series A Convertible Preferred Stock, par value $.15 per share, of the Company (the "PREFERRED STOCK"); and
                                     ---------------

          WHEREAS, the parties hereto wish to restrict the transfer of the Shares (as hereinafter defined) and to provide for first offer and participation rights and for certain other rights under certain conditions.

          NOW, THEREFORE, in consideration of the mutual promises and agreements set forth herein, the adequacy of which are hereby acknowledged, the parties hereto agree as follows:


     1.  Definitions. As used in this Agreement, the following terms shall have
         -----------
the meanings set forth below:

          "Acceptance Notice" has the meaning set forth in Section 6.2 of this
           -----------------
Agreement.

          "Affiliate" shall mean any Person who is an "affiliate" as defined in
           ---------
Rule 12b-2 of the General Rules and Regulations under the Exchange Act. In addition, the following shall be deemed to be Affiliates of GAP LP: (a) GAP, the partners or members of GAP, and the limited partners of GAP LP; (b) any Affiliate of GAP, the partners or members of GAP, and the limited partners of GAP LP; and (c) any other partnership or limited liability company the majority in interest of whose partners or members are partners, former partners, members, consultants or key employees of GAP. In addition, GAP LP and GAP Coinvestment shall be deemed to be Affiliates of one another.

          "Board of Directors" means the Board of Directors of the Company.
           ------------------

          "Business Day" means any day other than a Saturday, Sunday or other
           ------------
day on which commercial banks in the State of New York are authorized or required by law or executive order to close.

          "Charter Documents" means the Restated Articles of Incorporation and
           -----------------
the Bylaws of the Company as in effect on the date hereof, copies of which are attached to the Stock Purchase Agreement as Exhibits A and B thereto,
                                            ----------------
respectively.

          "Closing Price" means, on any date, the last sale price, regular way,
           -------------
or, in case no such sale takes place on such date, the average of the closing bid and asked prices, in each case as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the shares are listed or admitted to trading, or, if the shares are not listed or admitted to trading on any national securities exchange, as reported by The Nasdaq Stock Market's National Market, or if not so reported, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. (the "NASD") or such other quotation source then in use.
                    ----
          "Commission" means the Securities and Exchange Commission or any
           ----------
similar agency then having jurisdiction to enforce the Securities Act.

          "Common Stock" means the Common Stock, par value $.10 per share, of
           ------------
the Company.

          "Common Stock Equivalents" means any security or obligation which is
           ------------------------
by its terms convertible into shares of Common Stock and any option, warrant or other subscription or purchase right with respect to Common Stock.

          "Demand Registration" has the meaning set forth in Section 7.1.1 of
           -------------------
this Agreement.

          "Demand Shares" has the meaning set forth in Section 7.1.1 of this
           -------------
Agreement.

          "Demand Stockholders" has the meaning set forth in Section 7.1.1
           -------------------
of this Agreement.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended,
           ------------
and the rules and regulations of the Commission thereunder.

          "Fully Diluted Shares" means the shares of Common Stock outstanding
           --------------------
plus the shares of Common Stock issuable upon conversion, exercise or exchange of all Common Stock Equivalents.

          "GAP" means General Atlantic Partners, a New York general partnership
           ---
(or its successor, General Atlantic Partners, LLC, a Delaware limited liability company) and the general partner of GAP LP.

          "General Atlantic Director" has the meaning set forth in Section
           -------------------------
5.3.1 of this Agreement.

          "General Atlantic Observer" has the meaning set forth in Section
           -------------------------
5.3.2 of this Agreement.

          "General Atlantic Stockholders" means GAP LP, GAP Coinvestment and any
           -----------------------------
Affiliate of either of them to which Shares are transferred, and the term "General Atlantic Stockholder" shall mean any such Person.

          "Incidental Registration" has the meaning set forth in Section 7.2.1
           -----------------------
of this Agreement.

          "Incidental Shares" has the meaning set forth in Section 7.2.1 of
           -----------------
this Agreement.

          "Incidental Stockholder" has the meaning set forth in Section 7.2.1
           ----------------------
of this Agreement.

          "Initial Public Offering" means the Company's initial Public Offering.
           -----------------------

          "Involuntary Transfer" means any transfer, proceeding or action by or
           --------------------
in which a Stockholder shall be deprived or divested of any right, title or interest in or to any of the Shares (except due to the death of a Stockholder), including, without limitation, any seizure under levy of attachment or execution, any transfer in connection with bankruptcy (whether pursuant to the filing of a voluntary or an involuntary petition under the United States Bankruptcy Code of 1978, or any modifications or revisions thereto) or other court proceeding to a debtor in possession, trustee in bankruptcy or receiver or other officer or agency, any transfer to a state or to a public officer or agency pursuant to any statute pertaining to escheat or abandoned property and any transfer pursuant to a divorce or separation agreement or a final decree of a court in a divorce action.

          "Involuntary Transferee" has the meaning assigned such term in
           ----------------------
Section 3.2.1 of this Agreement.

          "IPO Effectiveness Date" means the date upon which the Company
           ----------------------
commences an Initial Public Offering.

          "Liens" has the meaning assigned such term in Section 3.1.7 of this
           -----
Agreement.

          "Major Stockholders" means the stockholders listed on Schedule 1
           ------------------                                   ----------
hereto, and any Permitted Transferee of any of them to which Shares are transferred, and the term "Major Stockholder" shall mean any such Person.

          "Market Price" of any shares means, on any particular date, the
           ------------
average of the daily Closing Prices for such shares for each of the immediately preceding sixty (60) days.

          "New Securities" has the meaning set forth in Section 6.2 of this
           --------------
Agreement.

          "Offered Securities" has the meaning assigned such term in Section
           ------------------
3.1.1 of this Agreement.

          "Offering Notice" has the meaning assigned such term in Section 3.1.1
           ---------------
of this Agreement.

          "Offer Price" has the meaning assigned such term in Section 3.1.1 of
           -----------
this Agreement.

          "Other Stockholder" means any transferee of a Major Stockholder who
           -----------------
is not a Permitted Transferee.

          "Permitted Transferee" has the meaning assigned such term in Section
           --------------------
2.2 of this Agreement.

          "Person" means any individual, corporation, limited liability company,
           ------
partnership, firm, joint venture, association, joint stock company, trust, unincorporated organization, governmental body or other entity.

          "Preferred Stock" means the Preferred Stock, par value $.15 per
           ---------------
share, of the company.

          "Proportionate Percentage" has the meaning set forth in Section 6.3
           ------------------------
of this Agreement.

          "Public Offering" means any offer for sale of shares of Common Stock
           ---------------
pursuant to an effective Registration Statement filed under the Securities Act.

          "Registration Statement" means a registration statement filed
           ----------------------
pursuant to the Securities Act.

          "Securities Act" means the Securities Act of 1933, as amended, and the
           --------------
rules and regulations promulgated thereunder.

          "Selling Stockholder" has the meaning assigned such term in Section
           -------------------
3.1.1 of this Agreement.

          "Shares" means, with respect to each Stockholder, all shares, whether
           ------
now owned or hereafter acquired, of Common Stock or Preferred Stock and all other securities of the Company which may be issued (or are issuable) in exchange for or in respect of shares of Common Stock or Preferred Stock (whether by way of stock split, stock dividend, combination, reclassification, reorganization, or any other means).

          "Stock Purchase Agreement" has the meaning assigned to such term in
           ------------------------
the recitals to this Agreement.

          "Stockholders" shall mean the Major Stockholders, the General Atlantic
           ------------
Stockholders and the Other Stockholders, and the term "Stockholder" shall mean any such Person.

          "Stockholders Meeting" has the meaning set forth in Section 5.1.
           --------------------

          "Transfer" has the meaning set forth in Section 2.1 of this Agreement.
           --------

          "Transferred Shares" has the meaning set forth in Section 3.2.1 of
           ------------------
this Agreement.

          "Third Party Purchaser" has the meaning set forth in Section 3.1.4
           ---------------------
of this Agreement.

          "Written Consent" has the meaning set forth in Section 5.1 of this
           ---------------
Agreement.

     2.   Restrictions on Transfer of Shares.
          ----------------------------------

          2.1  Limitation on Transfer.  No Stockholder shall sell, give, assign,
               ----------------------
hypothecate, pledge, encumber, grant a security interest in or otherwise dispose of (whether by operation of law or otherwise) (each a

"TRANSFER") any Shares or any right, title or interest therein or thereto except
 --------
in connection with a repurchase of Shares by the Company in which each stockholder of the Company, on a pro rata basis, has an opportunity to participate, except in accordance with the provisions of this Agreement. Any attempt to transfer any Shares or any rights thereunder in violation of the preceding sentence shall be null and void ab initio and the Company shall not
                                          -- ------
register any such transfer.


          2.2  Permitted Transfers.  At any time, any Stockholder may, subject
               -------------------
to this Section 2.2 and Sections 2.3, 3 and 4, transfer Shares to (a), with respect to a Stockholder who is an individual, a member of such Stockholder's immediate family, which shall include his parents, spouse, siblings, children or grandchildren ("FAMILY MEMBERS"), or a trust, corporation, limited liability
                --------------
company or partnership, all of the beneficial interests of which shall be held by such Stockholder or one or more Family Members of such Stockholder or which would otherwise be an Affiliate of such individual; provided, however, that
                                                    --------  -------
during the period any such trust, corporation, limited liability company or partnership holds any right, title or interest in any Shares, no Person other than such Stockholder or one or more Family Members of such Stockholder may be or become beneficiaries, stockholders, members or limited or general partners thereof; and (b) with respect to a Stockholder that is not an individual, any Affiliate of such Stockholder (the Persons referred to in the preceding clauses
(a) and (b) are herein each called a "PERMITTED TRANSFEREE").
                                      --------- ----------

          2.3  Permitted Transfer Procedures.  A General Atlantic Stockholder,
               -----------------------------
Major Stockholder or Other Stockholder shall give notice to the Company of its intention to make any transfer permitted under this Section 2 not less than ten
(10) days prior to effecting such transfer, which notice shall state the name and address of each Permitted Transferee to whom such transfer is proposed and the number of Shares proposed to be transferred to such Permitted Transferee.

          2.4  Transfers in Compliance with Law; Substitution of Transferee.
               ------------------------------------------------------------
Notwithstanding any other provision of this Agreement, no transfer may be made pursuant to this Section 2 unless (a) the Permitted Transferee has agreed in writing to be bound by the terms and conditions of this Agreement pursuant to an instrument substantially in the form attached hereto as Exhibit A, (b) the transfer complies in all respects with the applicable provisions of this Agreement and (c) the transfer complies in all respects with applicable federal and state securities laws, including, without limitation, the Securities Act. Upon becoming a party to this Agreement, the Permitted Transferee of a General Atlantic Stockholder shall be substituted for, and shall enjoy the same rights and be subject to the same obligations as, the transferring General Atlantic Stockholder hereunder. Upon becoming a party to this Agreement, the Permitted Transferee of a Major Stockholder shall be substituted for, and shall enjoy the same rights and be subject to the same obligations as, the transferring Major Stockholder hereunder. Upon becoming a party to this Agreement, the Permitted Transferee of an Other Stockholder shall be substituted for, and shall be subject to the same obligations as, the transferring Other Stockholder hereunder.

     3.   Right of First Offer, Tag Along Right and Bring Along Right.
          -----------------------------------------------------------

          3.1  Proposed Voluntary Transfer by Major Stockholder or Other
               ---------------------------------------------------------
Stockholder.
- -----------

               3.1.1 Offering Notice. If any Major Stockholder or Other
                     ---------------
Stockholder (a "SELLING STOCKHOLDER") desires to sell or otherwise transfer all
                -------------------
or any portion of his Shares (other than to a Permitted Transferee), such Selling Stockholder shall send written notice (the "OFFERING NOTICE") to the
                                                    ---------------
Company and the other Stockholders which shall state (a) the number of securities of each class of Shares proposed to be sold or otherwise transferred (the "OFFERED SECURITIES") and (b) the proposed purchase price per Share which
      ------------------
the Selling Stockholder is willing to accept (the "OFFER PRICE"). Upon delivery
                                                   -----------
of the Offering Notice, such offer shall be irrevocable unless and until the rights of first offer provided for herein shall have been waived or shall have expired.

               3.1.2  Company Option. For a period of thirty (30) days after the
                      --------------
giving of the Offering Notice pursuant to Section 3.1.1, the Company shall have the right to purchase any or all of the Offered Securities at a purchase price equal to the Offer Price and upon the terms and conditions set forth in the Offering Notice.

               3.1.3  Rights of Major and General Atlantic Stockholders. If the
                      -------------------------------------------------
Company does not elect to purchase all of the Offered Securities pursuant to
Section 3.1.2, then for a period of forty-five (45) days after the giving of the Offering Notice pursuant to Section 3.1.1, the Major Stockholders and General Atlantic Stockholders shall have the right to purchase any or all of the remaining Offered Securities at a purchase price equal to the Offer Price and upon the terms and conditions set forth in the

Offering Notice. Each such Major Stockholder and General Atlantic Stockholder shall have the right to purchase that percentage of the Offered Securities determined by dividing (i) the total number of Fully Diluted Shares then owned by such Major Stockholder or General Atlantic Stockholder by (ii) the total number of Fully Diluted Shares then owned by all such Major Stockholders and General Atlantic Stockholders, other than the Offered Securities. If any Major Stockholder or General Atlantic Stockholder does not fully subscribe for the number or amount of Offered Securities it is entitled to purchase, then each other participating Major Stockholder and General Atlantic Stockholder shall have the right to purchase that percentage of the Offered Securities not so subscribed for (for the purposes of this Section 3.1.3, the "EXCESS OFFERED
                                                             --------------
SECURITIES") determined by dividing (x) the total number of Fully Diluted Shares
- ----------
then owned by such fully participating Major Stockholder or General Atlantic Stockholder by (y) the total number of Fully Diluted Shares then owned by all fully participating Major Stockholders and General Atlantic Stockholders who elected to purchase Offered Securities. The procedure described in the preceding sentence shall be repeated until there are no remaining Excess Offered Securities or there are no Major Stockholders or General Atlantic Stockholders who desire to purchase any additional Excess Offered Securities.

               3.1.4  Tag Along Right. If a Major Stockholder is selling Offered
                      ---------------
Securities and any of the General Atlantic Stockholders do not elect to purchase such Offered Securities pursuant to Section 3.1.3, each of such non-electing General Atlantic Stockholders shall have the right to sell, if such Major Stockholder sells such Offered Securities to a third party other than the Company or any other Major Stockholders (the "THIRD PARTY PURCHASER"), to the
                                              ---------------------
Third Party Purchaser, upon the terms set forth in the Offering Notice, that number of Shares held by each of such General Atlantic Stockholders equal to that percentage of the Offered Securities minus any Shares purchased pursuant to Sections 3.1.2 or 3.1.3 above, determined by dividing (i) the total number of Fully Diluted Shares then owned by each of such selling General Atlantic Stockholder by (ii) the total number of Fully Diluted Shares. The electing General Atlantic Stockholder(s) and the Selling Stockholder shall effect the sale of the Offered Securities and such General Atlantic Stockholder(s) shall sell the number of Offered Securities required to be sold pursuant to this
Section 3.1.4, and the number of Offered Securities to be sold to the Third Party Purchaser by the Selling Stockholder shall be reduced accordingly.

               3.1.5  Exercise of Options.
                      -------------------

                      (a) The right of the Company to purchase the Offered Securities under Section 3.1.2 shall be exercisable by delivering written notice, prior to the expiration of the 30-day period referred to in Section 3.1.2, to the Selling Stockholder with a copy to the other Stockholders. The failure of the Company to respond within such 15-day period shall be deemed to be a waiver of the Company's rights under this
        Section 3.1.

                      (b) The right of each Major and General Atlantic Stockholder under Section 3.1.3 shall be exercisable by delivering written notice, prior to the expiration of the 45-day period referred to in Section 3.1.3, to the Selling Stockholder with a copy to the Company and the other Stockholders. Each such notice shall state (i) the number of Fully Diluted Shares held by such Major or General Atlantic Stockholder and (ii) the number of Shares that such Major or General Atlantic Stockholder is willing to purchase pursuant to Section 3.1.3. The failure of a Major Stockholder to respond within such 45-day period to the Selling Stockholder shall be deemed to be a waiver of such Major or General Atlantic Stockholder's rights under this Section 3.1.

                      (c) The rights of a General Atlantic Stockholder under
        Section 3.1.4 shall be exercisable by delivering written notice, within a 45-day period after the giving of the Offering Notice, to the Selling Stockholder with a copy to the Company and the other Stockholders. Each such notice shall state (i) the number of Fully Diluted Shares held by such General Atlantic Stockholder, and (ii) the number of Shares that such General Atlantic Stockholder desires to sell pursuant to Section
        3.1.4. The failure of a General Atlantic Stockholder to respond within such 45-day period to the Selling Stockholder, shall be deemed to be a waiver of its rights under this Section 3.1.

               3.1.6  Sale to Third Party Purchaser. Unless the Company or the
                      -----------------------------
other Stockholders elect to purchase all, but not less than all, of the Offered Securities under Sections 3.1.2, and 3.1.3, the Selling Stockholder and all General Atlantic Stockholders who elect to participate pursuant to Section 3.1.4, may sell such portions of their Shares that can be sold under Section
3.1.4 to the Third Party Purchaser on the terms and conditions set forth in the Offering Notice; provided, however, that such sale is bona fide and made
                 --------  -------
pursuant to a contract entered into within six months of the giving of the Offering Notice pursuant to Section 3.1.1. If such contract is not entered within such six-month period for any reason, then the restrictions provided for herein shall again become effective, and no transfer of such Offered Securities may be made thereafter (other than to a Permitted Transferee) by the Selling Stockholder without again offering the same to the Company and the other Stockholders in accordance with this Section 3.1.

               3.1.7  Closing. The closing of the purchases of Offered
                      -------
Securities subscribed to by the Company under Section 3.1.2, or the Major or General Atlantic Stockholders under Section 3.1.3 shall be held at the principal office of the Company at 11:00 a.m. local time on the 90th day after the giving of the Offering Notice pursuant to Section 3.1.1 or at such other time and place as the parties to the transaction may agree. At such closing, the Selling Stockholder shall deliver certificates representing the Offered Securities, duly endorsed for transfer and accompanied by all requisite transfer taxes, if any, and such Offered Securities shall be free and clear of any liens, claims, options, charges, encumbrances or rights ("Liens") (other than those arising
                                           -----
hereunder and those attributable to actions by the purchasers) and the Selling Stockholder shall so represent and warrant, and further represent and warrant that it is the beneficial and record owner of such Offered Securities. The Company or each Stockholder, as the case may be, purchasing Offered Securities shall deliver at the closing payment in full in immediately available funds for the Offered Securities purchased by it, unless otherwise specified by the terms and conditions set forth in the Offering Notice. At such closing, all of the parties to the transaction shall execute such additional documents as are otherwise necessary or appropriate.

          3.2  Involuntary Transfers.
               ---------------------

               3.2.1  Rights of First Offer upon Involuntary Transfer. If an
                      -----------------------------------------------
Involuntary Transfer of any Shares (the "TRANSFERRED SHARES") owned by any Major
                                         ------------------
Stockholder or Other Stockholder shall occur, the Company and the other Stockholders shall have the same rights as specified in Sections 3.1.2, and 3.1.3, respectively, with respect to such Transferred Shares as if the Involuntary Transfer had been a proposed voluntary transfer by a Selling Stockholder and shall be governed by Section 3.1 except that (a) the time periods shall run from the date of receipt by the Company and the other Stockholders of notice of the Involuntary Transfer, (b) such rights shall be exercised by notice to the transferee of such Transferred Shares (the "INVOLUNTARY TRANSFEREE") rather than to the Stockholder who suffered or will
 ----------------------
suffer the Involuntary Transfer and (c) the
purchase price per Transferred Share shall be agreed between the Involuntary Transferee and the purchasing Stockholders; provided, however, if such parties
                                            --------  -------
fail to agree as to such purchase price, the purchase price shall be the fair market value thereof as determined in accordance with Section 3.2.2.

               3.2.2 Fair Market Value. The fair market value of the Transferred
                     -----------------
Shares shall be determined by a panel of three independent appraisers, which shall be recognized investment banking firms or recognized experts experienced in the valuation of corporations. Within fifteen (15) days after the notice to the Involuntary Transferee with respect to the exercise of the right to purchase the Transferred Shares, the Involuntary Transferee and the Board of Directors shall each designate one such appraiser that is willing and able to conduct such determination. If either the Involuntary Transferee or the Board fails to make such designation within such period, the other party that has made the designation shall have the right to make the designation on its behalf. The two appraisers designated shall, within a period of fifteen (15) days after the designation of the second appraiser, agree to designate a third appraiser. The three appraisers shall conduct their determination as promptly as practicable, and the fair market value of the Transferred Shares shall be the average of the determination of the two appraisers that are closer to each other than to the determination of the third appraiser, which third determination shall be discarded; provided, however, if the determination of two appraisers are equally
           -----------------
close to the determination of the third appraiser, then the fair market value of the Transferred Shares shall be the average of the determination of all three appraisers. Such determination shall be final and binding on the Involuntary Transferee and the purchasing Stockholders. The Involuntary Transferee shall be responsible for the fees and expenses of the appraiser designated by or on behalf of it, and the purchasing Stockholders for the fees and expenses of the appraiser designated by or on behalf of the Board. The Involuntary Transferee and the purchasing Stockholders shall each share half the fees and expenses of the appraiser designated by the appraisers.

               3.2.3  Closing. The closing of any purchase under this Section
                      -------
3.3 shall be held at the principal office of the Company at 11:00 a.m. local time on the 45th day after the receipt by the Company and the other Stockholders of notice of the Involuntary Transfer or at such other time and place as the parties to the transaction may agree. At such closing, the Involuntary Transferee shall deliver certificates, if applicable, or other instruments or documents representing the Transferred Shares being purchased under this Section 3.2, duly endorsed with a signature guarantee for transfer and accompanied by all requisite transfer taxes, if any, and such Shares shall be free and clear of any Lien (other than that arising hereunder) arising through the action or inaction of the Involuntary Transferee and the Involuntary Transferee shall so represent and warrant, and further represent and warrant that it is the beneficial owner of such Transferred Shares. The Company or each Stockholder, as the case may be, purchasing such Shares shall deliver at closing payment in full in immediately available funds for such Transferred Shares, unless otherwise agreed by the Involuntary Transferee and the Company or such purchasing Stockholder, as the case may be. At such closing, all parties to the transaction shall execute such additional documents as are otherwise necessary or appropriate.

               3.2.4  General. In the event that the provisions of this Section
                      -------
3.2 shall be held to be unenforceable with respect to any particular Involuntary Transfer, the Company and the other Stockholders shall have the rights specified in Sections 3.1.2, and 3.1.3, respectively, with respect to any subsequent transfer by an Involuntary Transferee of such Shares, and each Stockholder agrees that any Involuntary Transfer shall be subject to such rights, in which case the Involuntary Transferee shall be deemed to be the Selling Stockholder for purposes of Section 3.1 of this Agreement and shall be bound by the provisions of Section 3.1 and other related provisions of this Agreement.

     4.  All Transfers in Compliance with Law and Subject to this Agreement;
         -------------------------------------------------------------------
Substitution of Transferee. Notwithstanding any other provision of this
- --------------------------
Agreement, no transfer may be made by a Major Stockholder, General Atlantic Stockholder or Other Stockholder pursuant to Section 3 unless (a) each transferee of Shares has agreed in writing to be bound by the terms and conditions of this Agreement pursuant to an instrument substantially in the form attached hereto as Exhibit A, (b) the transfer complies in all respects with the applicable provisions of this Agreement and (c) the transfer complies in all respects with applicable federal and state securities laws including, without limitation, the Securities Act. Upon becoming a party to this Agreement, the transferee of a Major Stockholder or an Other Stockholder shall be deemed to be, and shall have the same rights and be subject to the same obligations as, an Other Stockholder hereunder. Upon becoming a party to this Agreement, the transferee of a General Atlantic Stockholder shall be deemed to be, and shall enjoy the same rights and be subject to the same obligations as, a General Atlantic Stockholder hereunder.

     5.   Corporate Governance.
          --------------------

          5.1 General. From and after the execution of this Agreement, each
              -------
Stockholder shall vote its Shares at any regular or special meeting of stockholders of the Company (a "STOCKHOLDERS MEETING") or in any written consent
                                --------------------
executed in lieu of such a meeting of stockholders (a "WRITTEN CONSENT"), and
                                                       ---------------
shall take all other actions necessary, to give effect to the provisions of this Agreement (including Section 5.3 hereof) and to ensure that the Charter Documents do not, at any time hereafter, conflict in any respect with the provisions of this Agreement. In addition, each Stockholder shall vote its Shares at any Stockholders Meeting or act by Written Consent with respect to such Shares, upon any matter submitted for action by the Company's stockholders or with respect to which such Stockholder may vote or act by Written Consent, in conformity with the specific terms and provisions of this Agreement and the Charter Documents.

          5.2  Stockholders Actions.  In order to effectuate the provisions of
               --------------------
this Section 5, each Stockholder (a) hereby agrees that when any action or vote is required to be taken by such Stockholder pursuant to this Agreement, such Stockholder shall use its best efforts to call, or cause the appropriate officer and directors of the Company to call, a Stockholders Meeting or to execute or cause to be executed a Written Consent to effectuate such stockholder action,
(b) shall use its best efforts to cause the Board of Directors to adopt, either at a meeting of the Board of Directors or by the unanimous written consent of the Board of Directors, all the resolutions necessary to effectuate the provisions of this Agreement and (c) shall use its best efforts to cause the Board of Directors to cause the Secretary of the Company, or if there be no secretary, such other officer of the Company as the Board of Directors may appoint to fulfill the duties of Secretary, not to record any vote or consent contrary to the terms of this Section 5.

          5.3  Election of Directors.
               ---------------------

               5.3.1 Number and Composition. Each Stockholder agrees that the
                     ----------------------
number of directors constituting the entire Board of Directors shall be initially six (6) but may be either five (5), six (6) or seven (7). Each Stockholder shall vote its Shares at any Stockholders Meeting called for the purpose of filling the positions on the Board of Directors, or in any Written Consent executed for such purpose, and to take all other actions necessary to ensure the election to the Board of Directors of one individual (who initially shall be William E. Ford) designated by the

General Atlantic Stockholders (the "GENERAL ATLANTIC DIRECTOR").
                                    -------------------------

               5.3.2  General Atlantic Observer. The General Atlantic
                      -------------------------
Stockholders shall be entitled to designate one individual to attend and observe any regular or special meeting of the Board of Directors (the "GENERAL ATLANTIC
                                                               ----------------
OBSERVER").
- --------

               5.3.3  Removal and Replacement of General Atlantic Director.  The
                      ----------------------------------------------------
General Atlantic Director may be removed at any time and for any reason (or for no reason) by the General Atlantic Stockholders. If, at any time, a vacancy is created on the Board of Directors by reason of the death, removal or resignation of the General Atlantic Director, the General Atlantic Stockholders shall designate a nominee to be elected to fill such vacancy until the next Stockholders Meeting. Upon receipt of notice of the designation of a nominee, each Stockholder shall, as soon as practicable after the date of such notice, take action, including the voting of its Shares to elect the director designated by the General Atlantic Stockholders to fill such vacancy.

          5.4  Actions of the Board of Directors.
               ---------------------------------

               The Board of Directors shall be the ultimate decision making authority in the Company and shall supervise the business activities of the Company.

               (a) The management of the Company shall prepare annual operating and capital budgets for the Company and shall submit them in a timely manner to the Board of Directors. The annual operating and capital budgets shall be effective upon the approval of a majority of the Board of Directors.

               (b) The Company shall not issue or become liable for any long term debt in excess of $500,000 without the approval of a majority of the Board of Directors.

               (c) The Company shall obtain the approval of a majority of the Board of Directors of the Company (which majority shall include the General Atlantic Director) prior to taking any binding action in respect of the following:

                   (i) The sale, merger or liquidation of the Company, or the sale, lease or other disposition of all or substantially all of the Company's assets;

                   (ii) Any change in material accounting methods or policies of the Company; and

                   (iii) Any material amendment to the Charter Documents or the list of actions set forth in this Section 5.4.

     6.  After-Acquired Securities; Future Financings; Preemptive Rights.
         ---------------------------------------------------------------

          6.1  After-Acquired Securities. All of the provisions of this
               -------------------------
Agreement shall apply to all of the Shares now owned or which may be issued or transferred hereafter to a Stockholder in consequence of any additional issuance, purchase, exchange or reclassification of any of the Shares, corporate reorganization, or any other form of recapitalization, consolidation, merger, share split or share dividend, or which are acquired by a Stockholder in any other manner.

          6.2  Future Financings.  If the Company, at any time, proposes to
               -----------------
issue or sell any equity securities (the "NEW SECURITIES") to any person other
                                          --------------
than a Stockholder, except for securities of the Company which may be issued to employees, officers, directors, consultants, independent contractors or advisors of the Company pursuant to a stock option plan or other employee benefit arrangement approved by the Board of Directors, the General Atlantic Stockholders shall have the right to purchase all such New Securities. The Company shall offer to sell to the General Atlantic Stockholders the New Securities at the same price and on the same terms proposed to be issued and sold, which shall be specified by the Company in a written notice delivered to each of the General Atlantic Stockholders (the "OFFER"). The Offer shall by its terms remain open for a period of at least fifteen (15) Business Days from the date thereof and shall specify the date on which the New Securities will be sold to the General Atlantic Stockholders (which shall be not more than ninety (90) days from the date of such Offer). The General Atlantic Stockholders shall have the right to purchase all, but not less than all, of the New Securities at the purchase price and on the terms stated in such Offer. Notice by any General Atlantic Stockholder of its acceptance (the "ACCEPTANCE NOTICE"), of the Offer
                                             -----------------
shall be in writing and signed by such General Atlantic Stockholder and shall be delivered to the Company prior to the end of the period specified in the Offer, setting forth the number of New Securities such General Atlantic Stockholder elects to purchase. In the event that the General Atlantic Stockholders decline such Offer or do not agree to buy all of the New Securities, the Company may (subject to Section 6.3 below) during the period of six (6) months following the date of expiration of such Offer sell to any other Person the New Securities, but only on terms and conditions that are no more favorable to such Person or less favorable to the Company then those set forth in such Offer. Any New Securities not sold during such six-month period may not be sold by the Company or otherwise disposed of without again being subject to the rights of the General Atlantic Stockholders set forth in this Section 6.2. Any New Securities issued to any General Atlantic Stockholder as contemplated by this Section 6.2 shall be free and clear of all Liens created by the Company (other than those arising hereunder), and upon issuance thereof to the General Atlantic Stockholders against payment of the consideration payable therefor, such New Securities shall be duly and validly issued and fully paid and nonassessable.

          6.3  Preemptive Rights. In the event the General Atlantic Stockholders
               -----------------
do not purchase the New Securities pursuant to Section 6.2 or in the event the Company proposes to issue or sell any New Securities to an Other Stockholder, and except for securities of the Company which may be issued to employees, officers, directors, consultants, independent contractors or advisors of the Company pursuant to a stock option plan or other employee benefit arrangement approved by the Board of Directors, each General Atlantic Stockholder shall have the right to purchase that percentage of such New Securities determined by dividing (i) the total number of Fully Diluted Shares then owned by such General Atlantic Stockholder by (ii) the total number of Fully Diluted Shares (the "PROPORTIONATE PERCENTAGE"). The Company shall offer to sell to each General
 ------------------------
Atlantic Stockholder such amount of New Securities at the same price and on the same terms proposed to be issued and sold, which shall be specified by the Company in a written notice delivered to each General Atlantic Stockholder for purposes of this Section 6.3 (the "PREEMPTIVE RIGHTS OFFER"). The Preemptive
                                    -----------------------
Rights Offer shall by its terms remain open for a period of at least fifteen
(15) Business Days from the date thereof and shall specify the date on which the New Securities will be sold to accepting General Atlantic Stockholders (which shall be not more than ninety (90) days from the date of such Preemptive Rights Offer). Each General Atlantic Stockholder shall have the right, during the period specified in the Preemptive Rights Offer, to purchase any or all of its Proportionate Percentage of the New Securities at the purchase price and on the terms stated in such Preemptive Rights Offer. Notice by any General Atlantic Stockholder of its acceptance for purposes of this Section 6.3 (a "PREEMPTIVE
                                                                   ----------
RIGHTS ACCEPTANCE NOTICE"), in whole or in part, of the Preemptive Rights Offer
- ------------------------
shall be in writing and signed by such General Atlantic Stockholder and shall be delivered to the Company prior to the end of the period specified in the Preemptive Rights Offer, setting forth the number of New Securities such General Atlantic Stockholder elects to purchase. In the case of any such Preemptive Rights Offer, the Company may during the period of ninety (90) days following the date of expiration of such Preemptive Rights Offer sell to any other Person all or any part of the New Securities not covered by the Preemptive Rights Acceptance Notices, but only on terms and conditions that are no more favorable to such Person or Persons or less favorable to the Company than those set forth in the Preemptive Rights Offer. If there shall be any New Securities not purchased by any General Atlantic Stockholder or by any other Person as contemplated by this Section 6.3 during such 90-day period, such securities may not be sold by the Company or otherwise disposed of without again being subject to the preemptive rights of the General Atlantic Stockholders set forth in this Section 6.3. Any New Securities issued to any General Atlantic Stockholder as contemplated by this
Section 6.3 shall be free and clear of all Liens created by the Company (other than those arising hereunder), and upon issuance thereof to the General Atlantic Stockholders against payment of the consideration payable therefor, such New Securities shall be duly and validly issued and fully paid and nonassessable.

          6.4  Agreement to be Bound. The Company shall not issue any shares of
               ---------------------
Common Stock or any Common Stock Equivalents to any Person not a party to this Agreement, until the Company has used all reasonable efforts to (a) induce such Person to become a party to this Agreement with such amendments as may be reasonable and appropriate or (b) negotiate a new stockholders agreement satisfactory to the parties to this Agreement and such Person. Upon becoming a party to this Agreement, such Person shall be deemed to be, and shall be subject to the same obligations as, an Other Stockholder hereunder. Any issuance of Common Stock or any Common Stock Equivalents by the Company in violation of this
Section 6.4 shall be null and void ab initio. Notwithstanding the foregoing, the
                                   -- ------
provisions of this Section 6.4 shall not be applicable to issuances of Common Stock upon the exercise of options granted to employees, officers, directors, consultants, independent contractors or advisors of the Company pursuant to an employee benefit plan approved by the Board of Directors.

     7.   Registration Rights.
          -------------------

          7.1  Demand Registration.
               -------------------

               7.1.1  General. At any time after ninety (90) days following the
                      -------
Company's Initial Public Offering or such longer period as the managing underwriter deems advisable, but in no event longer than 180 days, one or more of the General Atlantic Stockholders, acting through GAP or its written designee, or a Major Stockholder (in each case a "DEMAND STOCKHOLDER" and
                                                  ------------------
collectively, the "DEMAND STOCKHOLDERS"), may make a written request to the
                   -------------------
Company to register, under the Securities Act and under the securities or "blue sky" laws of any jurisdiction designated by the Demand Stockholders (the "DEMAND
                                                                          ------
REGISTRATION"), the number of Shares (including the Shares held by Permitted
- ------------
Transferees of the Demand Stockholders, the "DEMAND SHARES") stated in such
                                             -------------
request, provided that the estimated public offering price of the Demand Shares exceeds $5 million. The request for a Demand Registration by a Demand Stockholder shall specify the amount of Demand Shares proposed to be sold and the intended method of disposition thereof. The General Atlantic Stockholders shall have the right to request two Demand Registrations, and each of the Major Stockholders shall have the right to request one Demand Registration.

               7.1.2  Effective Demand Registration. The Company shall use its
                      -----------------------------
reasonable efforts to cause the Demand Registration pursuant to Section 7.1.1 to become and remain effective not later than ninety (90) days after the Company receives from a Demand Stockholder a request for such Demand Registration. A registration shall constitute a Demand Registration, irrespective of the number of Demand Shares included in such Demand Registration, if the Demand Registration has become effective and remains continuously effective for the lesser of (a) 120 days and (b) the consummation of the sale, pursuant to such registration, of all of the Shares covered by such registration. A Demand Registration that is withdrawn for whatever reason (except the bad faith of the Demand Stockholder) shall not constitute a Demand Registration.

               7.1.3  Underwriting Adjustment. If the Demand Registration
                      -----------------------
pursuant to Section 7.1.1 involves an underwritten offering, and the managing underwriter shall advise the Company in writing that, in its opinion, the number of Shares requested to be included in such registration exceeds the number which can be sold in such offering, the Company will include in such registration, to the extent of the number of Shares which the Company is so advised can be sold in such offering, (a) first, the Demand

Shares, (b) second, shares held by other stockholders who have demand registration rights under this or any other agreement with the Company proposed by the Company to be included, (C) third, unissued shares proposed by the Company to be included and (d) fourth, other shares held by other stockholders proposed by the Company to be included in such registration.

          7.2  Incidental or "Piggyback" Registration.
               --------------------------------------

               7.2.1  General. If at any time following the Company's Initial
                      -------
Public Offering, the Company proposes to register any Shares under the Securities Act for public sale for its own account or for the account of any Stockholder, the Company shall give to each General Atlantic Stockholder and the Major Stockholders (each, an "INCIDENTAL STOCKHOLDER") notice of such proposed
                              ----------------------
registration at least twenty (20) days prior to the filing of a Registration Statement with respect to such public sale. Upon the written request of any Incidental Stockholder delivered to the Company within ten (10) days after the receipt of the notice from the Company (which request shall state the number of Shares, including Shares held by Permitted Transferees of such Incidental Stockholder (collectively, the "INCIDENTAL SHARES"), that such Incidental
                                -----------------
Stockholder wishes to sell or distribute publicly under such Registration Statement proposed to be filed by the Company), the Company shall use its reasonable efforts to register such Incidental Shares under such Registration Statement, and to cause such registration to become and remain effective so long as the Company keeps such registration effective as to such other Shares (the "INCIDENTAL REGISTRATION"). The Company may withdraw a Registration Statement at
 -----------------------
any time before it becomes effective or postpone or terminate the offering without obligation to any Incidental Stockholder.

               7.2.2  Underwriting Adjustment. If the Incidental Registration
                      -----------------------
pursuant to Section 7.2.1 involves an underwritten offering, and the Company's managing underwriter shall advise the Company in writing that, in its opinion, the number of Shares requested to be included in such registration exceeds the number which can be sold in such offering in light of the price per share, the Company will include in such registration, to the extent of the number of Shares which the Company is so advised can be sold in such offering, (a) first, Shares that the Company proposes to issue and sell for its own account, if any, (b) second, shares held by stockholders (including Incidental Shares) who have registration rights under this or any other agreement with the Company proposed by the Company to be included and (c) third, other shares held by other stockholders proposed by the Company to be included in such registration.

          7.3  Registration Procedures.  With respect to any Registration
               -----------------------
Statement that includes any Shares pursuant to Sections 7.1 and 7.2:

               7.3.1  Underwriters.
                      ------------

                      (a) Except with the consent of a majority of the Board of Directors, any Demand Registration pursuant to Section 7.1 or Incidental Registration pursuant to Section 7.2 must be an underwritten offering.

                      (b) In the event of a Demand Registration pursuant to
        Section 7.1, the Demand Stockholder may select and obtain an investment banking firm of national reputation to act as the managing underwriter of the offering; provided, that, such underwriter shall be acceptable to
                         --------- ----
        the Company in its reasonable judgment.

                      (c) In the event of an Incidental Registration pursuant to
        Section 7.2, the distribution for the account of the Incidental Stockholders shall be underwritten by the same underwriters, if any, who underwrite the distribution of the securities for the account of the Company or the Incidental Stockholder whose securities are covered by such Registration Statement.

               7.3.2  Registration Statement. The Company will deliver to the
                      ----------------------
Demand Stockholders and the Incidental Stockholders, as the case may be, after the effectiveness of any Registration Statement such reasonable number of copies of a definitive prospectus included in such Registration Statement and of any revised or supplemental prospectus as the Demand Stockholders or Incidental Stockholders may from time to time request.

               7.3.3  Expenses. In connection with the registration of Demand
                      --------
Shares and Incidental Shares pursuant to Sections 7.1 and 7.2, the Company shall pay the reasonable expenses (including accountants and counsel fees) whether or not such Demand Registration or Incidental Registration becomes effective, except for indemnity commissions and counsel of Incidental Stockholders up to a maximum amount as follows: (a) if such registration is pursuant to a Form S-1 under the Securities Act the Company shall pay a maximum of sixty percent (60%) of the expenses of the Initial Public Offering, as adjusted for inflation, and
(b) if such registration is pursuant to a Form S-3 under the Securities Act the Company shall pay a maximum of forty percent (40%) of the expenses of the Initial Public Offering, as adjusted for inflation.

               7.3.4  Hold-Back.
                      ---------

                      (a) Each holder of Shares included in a Registration Statement hereunder agrees not to effect any public sale or distribution of Shares during the seven days prior to, and during the ninety (90) day period following, the effective date of such Registration Statement or such longer period as shall be reasonably requested by the managing underwriter, but in no event longer than 25 days prior to and 120 days after (except as part of such registration).

                      (b) The Company agrees not to effect any public sale or distribution of any of its securities for its own account during the ninety (90) day period beginning on the later of (i) the effective date of any Registration Statement in which the General Atlantic or Major Stockholders are participating as a result of a Demand Registration pursuant to Section 7.1 hereof and (ii) the commencement of a public distribution of the Shares pursuant to such Registration Statement.

               7.3.5  Registration Delay. Notwithstanding anything to the
                      ------------------
contrary contained in this Agreement, if the Company shall deliver to the Demand Stockholders or an Incidental Stockholder, in connection with a Demand Registration or an Incidental Registration, as the case may be, written notification that in the opinion of the Board of Directors of the Company it would be detrimental to the Company and the Stockholders for a Registration Statement to be filed at that time, the Company shall have the right to defer taking action with respect to the filing of such Registration Statement for a period of not more than sixty (60) days after receipt by the Company of a request for a Demand Registration or an Incidental Registration, as the case may be.

               7.3.6  Frequency of Registration. Notwithstanding any provisions
                      -------------------------
of this Section 7, the Company shall not be required to register Shares in a Public Offering more than once every six months.

          7.4  Indemnity. In the case of any registration of Shares pursuant to
               ---------
this Section 7, the Company will indemnify and hold harmless each Demand Stockholder and each Incidental Stockholder under Sections 7.1 and 7.2 hereof (each referred to individually as an "INDEMNITEE"), and any person who controls
                                      ----------
such Indemnitee or underwriter within the meaning of Section 15 of the Securities Act, and their respective officers, directors, partners, members, employees and agents against all claims, losses, damages, liabilities and expenses (collectively, "LOSSES") resulting from any untrue statement or
                             ------
allegedly untrue statement of a material fact contained in any Registration Statement, preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or from any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in light of the circumstances under which they were made) not misleading, except insofar as the same may have been based on information furnished in writing to the Company by such Indemnitee or such underwriter expressly for use therein and used in accordance with such writing. Each Indemnitee, by acceptance of the provisions herein, agrees to furnish to the Company such information concerning such Indemnitee and the proposed sale or distribution as shall, in the opinion of counsel for the Company, be necessary in connection with any such registration or qualification of any Demand Shares or Incidental Shares, and to indemnify and hold harmless the Company, its officers, directors, employees and agents and each of its underwriters (and any person who controls the Company or such underwriters within the meaning of Section 15 of the Securities Act) against all Losses resulting from any untrue statement or allegedly untrue statement of a material fact contained in any Registration Statement, preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or from any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in light of the circumstances under which they were made) not misleading, insofar as the same may have been based on information furnished in writing to the Company by such Indemnitee or to such underwriter expressly for use therein and used in accordance with such writing, but not insofar as the same may have been based on the failure of the underwriter to send or give a copy of the final prospectus (or any amendment or supplement thereto) to the person asserting the untrue statement or omission or alleged omission at or prior to the sale of the Shares to such person if such statement was corrected in the final prospectus.

     8.  Stock Certificate Legend. A copy of this Agreement shall be filed with
         ------------------------
the Secretary of the Company and kept with the records of the Company. Each certificate representing Shares now held or hereafter acquired by any Stockholder shall for as long as this Agreement is effective bear legends substantially in the following forms:

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE. THE SECURITIES MAY NOT BE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS.

     THE SALE, ASSIGNMENT, HYPOTHECATION, PLEDGE, ENCUMBRANCE OR OTHER DISPOSITION (EACH A "TRANSFER") AND VOTING OF ANY OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE RESTRICTED BY THE TERMS OF THE STOCKHOLDERS AGREEMENT, DATED SEPTEMBER 28, 1995, AMONG TRADE*PLUS, INC., GENERAL ATLANTIC PARTNERS II, L.P., GAP COINVESTMENT PARTNERS, L.P. AND THE STOCKHOLDERS NAMED THEREIN, A COPY OF WHICH MAY BE INSPECTED AT THE COMPANY'S PRINCIPAL OFFICE. THE COMPANY WILL NOT REGISTER THE TRANSFER OF SUCH SECURITIES ON THE BOOKS OF THE COMPANY UNLESS AND UNTIL THE TRANSFER HAS BEEN MADE IN COMPLIANCE WITH THE TERMS OF THE STOCKHOLDERS AGREEMENT.

     9.  Miscellaneous.
         -------------

         9.1  Notices. All notices, demands or other communications provided for
              -------
or permitted hereunder shall be made in writing and shall be by registered or certified first class mail, return receipt requested, telecopier, courier service, overnight mail or personal delivery:


                Trade*Plus, Inc.
                480 California Avenue
                Palo Alto, CA  94306
                Attention:  President
                Telecopy: (415) 324-3044

                with a copy to:

                Jackson, Tufts, Cole & Black
                650 California Street, 32nd Floor
                San Francisco, CA  94108
                Attention:  Templeton C. Peck, Esq.
                Telecopy: (415) 392-3494

         (b)    if to any of the General Atlantic Stockholders:

                c/o General Atlantic Service Corporation
                125 East 56th Street
                New York, New York 10022
                Attention: Stephen P. Reynolds
                Telecopy: (212) 644-8339

                with a copy to:

                Paul, Weiss, Rifkind, Wharton & Garrison
                1285 Avenue of the Americas
                New York, New York  10019-6064
                Attention: Matthew Nimetz, Esq.
                Telecopy: (212) 757-3990

         (c)    if to the Major Stockholders:

                c/o Trade*Plus, Inc.
                480 California Avenue
                Palo Alto, CA 94306
                Telecopy: (415) 324-3044

                with a copy to:

                Jackson, Tufts, Cole & Black
                650 California Street, 32nd Floor
                San Francisco, CA 94108
                Attention:  Templeton C. Peck, Esq.
                Telecopy: (415) 392-3494

         (d) if to any other Stockholder, at its address as it appears on the record books of the Company.

Any party may by notice given in accordance with this Section 9.1 designate another address or person for receipt of notices hereunder. All such notices and communications shall be deemed to have been duly given when delivered by hand, if personally delivered; when delivered by courier or overnight mail, if delivered by commercial courier service or overnight mail; five (5) Business Days after being deposited in the mail, postage prepaid, if mailed; and when receipt is mechanically acknowledged, if telecopied.

          9.2  Amendment and Waiver.
               --------------------

               (a) No failure or delay on the part of any party hereto in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to the parties hereto at law, in equity or otherwise.

               (b) Any amendment, supplement or modification of or to any provision of this Agreement, any waiver of any provision of this Agreement, and any consent to any departure by any party from the terms of any provision of this Agreement, shall be effective only if it is made or given in writing and signed by the General Atlantic Stockholders and by parties holding 50% of the remaining Shares hereunder.

          9.3  Specific Performance.  The parties hereto intend that each of
               --------------------
the parties have the right to seek damages or specific performance in the event that any other party hereto fails to perform such party's obligations hereunder. Therefore, if any party shall institute any action or proceeding to enforce the provisions hereof, any party against whom such action or proceeding is brought hereby waives any claim or defense therein that the plaintiff party has an adequate remedy at law.

          9.4  Headings.  The headings in this Agreement are for convenience
               --------
of reference only and shall not limit or otherwise affect the meaning hereof.

          9.5  Severability.  If any one or more of the provisions contained
               ------------
herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, unless the provisions held invalid, illegal or unenforceable shall substantially impair the benefits of the remaining provisions hereof.

          9.6  Entire Agreement.  This Agreement, together with the exhibits
               ----------------
and schedules hereto, is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein or therein. This Agreement, together with the exhibits hereto, supersede all prior agreements and understandings between the parties with respect to such subject matter.

          9.7  Term of Agreement.  This Agreement shall become effective upon
               -----------------
the execution hereof and, except for Section 7, shall terminate upon the IPO Effectiveness Date.

          9.8  GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED AND CONSTRUED IN
               -------------
ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW THEREOF, EXCEPT FOR THOSE PROVISIONS OF THIS AGREEMENT THAT BY THE LAWS OF THE STATE OF DELAWARE ARE GOVERNED BY THE LAWS OF SUCH STATE.

          9.9  Further Assurances.  Each of the parties shall, and shall cause
               ------------------
their respective Affiliates to, execute such instruments and take such action as may be reasonably required or desirable to carry out the provisions hereof and the transactions contemplated hereby. Specifically, but not by way of limitation, the parties agree to cause to be executed and filed an amendment to the Articles of Incorporation of the Company, if required, to include the provisions of Section 8 therein.

          9.10  Successors and Assigns.  This Agreement shall be binding upon
                ----------------------
and inure to the benefit of the parties and their respective successors, heirs, legatees and legal representatives. This Agreement is not assignable except in connection with a transfer of Shares in accordance with this Agreement.

          9.11  Counterparts.  This Agreement may be executed in one or more
                ------------
counterparts, each of which shall be deemed an original, and all of which taken together shall constitute one and the same instrument.


                    [THIS SPACE INTENTIONALLY LEFT BLANK.]

          IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed, this Agreement on the date first written above.


                            TRADE*PLUS, INC.

                            By:
                                ----------------------------------
                                Name:
                                Title:


                            GENERAL ATLANTIC PARTNERS II, L.P.

                            By: GENERAL ATLANTIC PARTNERS
                                Its General Partner

                            By:
                                ----------------------------------
                                Name:  William E. Ford
                                Title: A General Partner


                            GAP COINVESTMENT PARTNERS, L.P.

                            By:
                                ----------------------------------
                                Name:  William E. Ford
                                Title: A General Partner


                            ----------------------------------
                                     William A. Porter


                            ----------------------------------
                                     Bernard A. Newcomb

          IN WITNESS WHEREOF, the undersigned have executed, or have cause to be executed, this Agreement on the date first written above.


                            TRADE*PLUS, INC.

                            By:
                                ----------------------------------
                                Name:  William A. Porter
                                Title: President


                            GENERAL ATLANTIC PARTNERS II, L.P.

                            By: GENERAL ATLANTIC PARTNERS
                                Its General Partner

                            By:
                                ----------------------------------
                                Name:
                                Title: A General Partner


                            GAP COINVESTMENT PARTNERS, L.P.

                            By:
                                ----------------------------------
                                Name:
                                Title: A General Partner



                            ----------------------------------
                                     William A. Porter


                            ----------------------------------
                                     Bernard A. Newcomb

                                    Annex 1
                                    -------


                              CONSENT OF SPOUSES
                              ------------------

          Each of the undersigned is a spouse of one of the Stockholders and hereby acknowledges that he or she has read the foregoing Stockholders Agreement and knows its contents. Each of the undersigned is aware that by its provisions, his or her spouse is appointed as agent for any interest that the undersigned may have in the Shares and that such spouse has agreed to sell all of his or her shares in the Company, including the undersigned's community interest therein, if any, on the occurrence of certain events. Each of the undersigned hereby consents to the sale, approves the provisions of the Stockholders Agreement and agrees that those shares and his or her interest in them, if any, are subject to the provisions of the Stockholders Agreement and that he or she will take no action at any time to hinder operation of the Stockholders Agreement on those shares or his or her interest, if any, in them.



                                              Name:
                                                   -----------------------------

                                  Schedule 1
                                  ----------

                              Major Stockholders
                              ------------------


        Stockholder                         Number of Shares
        -----------                         ----------------

     William A. Porter                           63,704

     Bernard A. Newcomb                          50,804

                                                                    Exhibit A/1/
                                                                    ------------


                          ACKNOWLEDGMENT AND AGREEMENT

               The undersigned wishes to receive from ___________ ("Transferor") certain shares or certain options, warrants or other rights to purchase shares (the "Shares") of Common Stock, par value $.10 per share, of TRADE*PLUS, INC., a California corporation (the "Company");

               The Shares are subject to that certain Stockholders Agreement, dated September __, 1995 (the "Agreement"), among the Company, General Atlantic Partners II, L.P., GAP Coinvestment Partners, L.P., and certain stockholders named therein;

               The undersigned has been given a copy of the Agreement and afforded ample opportunity to read it, and the undersigned is thoroughly familiar with its terms;

               Pursuant to terms of the Agreement, the Transferor is prohibited from transferring such Shares and the Company is prohibited from registering the transfer of the Shares unless and until the recipient of such Shares acknowledges the terms and conditions of the Agreement and agrees to be bound thereby; and

               The undersigned wishes to receive such Shares and have the Company register the transfer of such Shares;

               NOW, THEREFORE, in consideration of the mutual premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and to induce the Transferor to transfer such Shares to the undersigned and the Company to register such transfer, the undersigned does hereby acknowledge and agree that (i) he has been given a copy of the Agreement and ample opportunity to read it, and the undersigned is thoroughly familiar with its terms, (ii) the Shares are subject to the terms and conditions set forth in the Agreement, and (iii) the undersigned does hereby agree fully to be bound thereby as [a "General Atlantic Stock-





______________________________________
/1/ For transfers of previously issued stock.

holder" ]/2/ [a "Major Stockholder"]/3/ [an "Other Stockholder"]/4/ (as therein defined).


          This _________ day of ________________, 19__.


                                              __________________________________










______________________________________
/2/ To be used only if the transfer is made by a General Atlantic Stockholder. /3/ To be used only if the transfer is made by a Major Stockholder to a
    Permitted Transferee.
/4/ To be used for all other transfers.